UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:April 26, 2012
(Date of earliest event reported)

THE EMPIRE DISTRICT ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

KS	1-3368	44-0236370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

602 S. Joplin Avenue, Joplin, Missouri	64801
(Address of Principal Executive Offices)	(Zip Code)

(417) 625-5100
 (Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 26, 2012, The Empire District Electric Company (the “Company”) issued a press release announcing the Company’s earnings for the first quarter of 2012 and for the twelve month period ended March 31, 2012. Furnished herewith as Exhibit 99.1 is a copy of the press release, which is incorporated by reference herein.

The information in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

 Item 9.01.          Financial Statements and Exhibits.

(a)       Financial Statements of businesses acquired:

                              None

(b)       Pro forma financial information:

                              None

(c)       Shell company transactions:

                              None

(d)       Exhibits:

                              99.1                Press Release of THE EMPIRE DISTRICT ELECTRIC COMPANY dated April 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

		By:	/s/ Laurie A. Delano
			Name:	Laurie A. Delano
			Title:	Vice President - Finance and Chief Financial Officer

Date:	April 26, 2012

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of THE EMPIRE DISTRICT ELECTRIC COMPANY dated April 26, 2012